Exhibit 99.1

Aspect Communications Company Overview August 2003

PSLRA Safe Harbor Statement This presentation may contain statements relating to future market growth, industry trends, and Company goals and efforts relating to financial conditions, results of operations, product development, sales and marketing. These statements are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities and Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and are made under its safe-harbor provisions. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. Specific factors that may cause actual results to differ include: perceived industry trends not materializing for any reason, including due to changes in market demand for products and services offered by the Company and its competitors and/or market growth not occurring on time or at all due to weak economic conditions, failure of the Company to achieve its product development, sales and/or marketing goals, fluctuations in the Company's North American and International business levels and/or economic conditions, and the hiring and retention of key employees. The economic, political and other uncertainties existing in the United States and throughout other regions of the world add to these challenges. Additional risks that could cause actual results to differ materially from those projected are discussed in Aspect's Form 10-K for the year ended December 31, 2002 and its Form 10-Q for the quarter ended March 31, 2003, both filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's analysis only as of the date hereof. Aspect undertakes no obligation to publicly release the results of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Agenda Company Overview Financial Information Summary Appendix

To fundamentally change how companies manage their interactions with customers, suppliers, partners, and employees Aspect Vision

Aspect is the leading provider of Mission-critical Business Communications on open systems. Aspect is the only vendor that unifies workforce, information, and communications to enable enterprises worldwide to deliver the highest quality customer experience. Who is Aspect?

Aspect Company Profile Largest company dedicated exclusively to Contact Center Solutions 1,400 employees Offices worldwide Global partner network Founded in 1985 Profitable and financially sound 76% of Fortune 50 powered by Aspect Over 8,000 mission-critical customer deployments worldwide 10 of top 10 telecommunications companies 9 of top 10 airlines 9 of top 10 commercial banks 7 of top 10 insurance companies Managing over 3 million worldwide customer service and sales representatives (CSRs) daily

Aspect's Record of Innovation 1985 1990 1995 2000 2005 Voice ACD Workforce Management Voice only: Inbound and outbound Multisite call centers Voice and data integration: Self-service IVR, e-mail, and Web Converged voice/data network: Voice, e-mail, Web, wireless, and IM applications Nearly two decades of continuous technology innovation

Powering Global Leaders: Market Leading Installed Customer Base Automotive, Transportation Manufacturing All-Nippon Airways Bosch British Airways Daimler Chrysler Delta Air Lines Deutsche Bahn Ford Motor Co. General Motors Lufthansa Paccar Volkswagen Banking & Finance American Express CIBC Credit Suisse First Boston Deutsche Bank Fleet GE Capital HSBC J.P. Morgan Chase Wachovia Corporation Wells Fargo Medihelp SA Mid Atlantic Medical Services Oxford Health Plans Pacificare Pharmaceuticals Abbott Labs Bayer AG Glaxo Smith Kline Johnson & Johnson Unilever Retail Amway Carrefour Eddie Bauer Safeway Saks Incorporated Sears Shop At Home Staples Target Corporation Williams-Sonoma Biotech, Chemical, Technology 3COM BASF Canon Dow Chemical Hewlett-Packard IBM Intel Oracle Shell Xerox Broadcast,Entertainment China Central TV Earthlink USinternetworking Warner Bros. Communications Alcatel AOL Time Warner AT&T British Telecom Comcast Deutsche Telekom France Telecom Nippon Telegraph & Telephone SBC Communications Verizon Government/Public Sector Internal Revenue Service National Institutes of Health Social Security Administration UK Inland Revenue US Air Force US Army US Department of Defense US Department of Labor US Department of Treasury US Navy US Postal Service Healthcare BCBS Discovery Health Health Net Humana Kaiser Permanente Merck-Medco

Select Aspect Partners Consulting Partners Channel Partners Technology Partners VoiceNet Oy

Aspect Product Portfolio: Best of Suite

Aspect UNIPHI Architecture

Front Office Integration — CRM — **Application Framework**

Communications

ACD

- Aspect Call Center
- Scheduled Callback
- Remote Staff Center
- Telecall
- DataView
- TeleSet
- Winset / Winset VoIP
- Uniphi Connect
- Uniphi Contact Center

IVR

- Customer Self-Service
- Speech Recognition
- Text to Speech
- Fax
- Host Access
- Uniphi Voice Portal

Workforce

Workforce Management

- eWorkforce Mang.
- eSchedule Planner
- eWFM SDK
- Notification Server
- RealTime Adherence
- Agent Productivity
- WFM Adapter
- Uniforce

Information

Analysis and Reporting

- Customer DataMart
- eWFM Analytics
- Reporting
- Producer Director
- Seagate Info

Contact Center Integration

CTI

- Contact Server
- Enterprise Contact Server

eBusiness Architect

- ECS SDK

Business Communications Infrastructure Support

ACD: **Aspect, Avaya, Nortel, Siemens**

IP-PBX: **Cisco, Shoreline, 3Com**

IM: **AOL, MS, Yahoo**

E-Mail: **eGain, MS, Kana**

PSTN — **Hybrid** — **IP**

ASPECT

Business Communication Infrastructure Support Aspect Customer Value Contact Center Integration Communications Workforce Information Aspect Call Center Scheduled Callback Remote Staff Center Telecall DataView TeleSet Winset / Winset VoIP Uniphi Connect Uniphi Contact Center Customer Self-Service Speech Recognition Text to Speech Fax Host Access Uniphi Voice Portal Customer DataMart eWFM Analytics Reporting Producer Director Seagate Info PSTN Hybrid IP ACD: Aspect, Avaya, Nortel, Siemens Cisco, Shoreline, 3Com IP-PBX Application Framework eWorkforce Mang. eSchedule Planner eWFM SDK Notification Server RealTime Adherence Agent Productivity WFM Adapter Uniforce Contact Server Enterprise Contact Server eBusiness Architect ECS SDK AOL, MS, Yahoo, IM eGain, MS, Kana, E-mail Front Office Integration ACD IVR Workforce Management Analysis and Reporting CTI CRM Siemens ACD Aspect Customer Services and Partner Network Customer Support Business Communications Solutions Education Over 90 Product and Management Courses Global Training Facilities Online Course Curriculum Planner Onsite Training Customized Programs Class Pass Discount Packages Professional Services Implementation Services ADW - Application Design Workshops PowerStart Services Optimize Services Custom Solution Integration Discovery Analysis Benefits Assessments Project & Program Management Global Support Centers Flexible Support Plans for Mission Critical and Business Day Operations Assigned Account Teams Online Knowledgebase and Technical Library Online Case Administration Products + Services Aspect Architecture

Proven Customer Results Using Aspect Solutions COX provided customers with the convenience of self-service options, saving $750k per month by automating these services. COX leveraged the Aspect Enterprise Contact Center platform across 22 sites, providing an additional savings of $1.45M per year. With the average speed of answer (ASA) down from 45 seconds to fewer than 8 in 3, and more precise routing of customer contacts, CSR productivity increased by 40%, saving the company more than $3M in payroll in all 3 customer support centers Using Aspect Solutions, Fleet is providing its agents access to real- time data, saving $1.2M a year through reducing agent call time by 5 seconds. Also, Fleet has realized a productivity gain of $14M a year by centralizing management of its six contact centers.

Aspect Business Value Highest ROI at the Lowest TCO Ease of Integration and Deployment

Uniphi Your Enterprise with Aspect Information Communications Workforce

Financial Information

Revenue Overview 89.4 108.4 111.8 104.5 98.1 96.5 84.4 96.9

Gross Margin Overview Information is presented in accordance with Regulation G. Presentation of the most directly comparable GAAP measures is contained in the Appendix hereto. Further information as required by Regulation G is available on Aspect's website at http://www.aspect.com/ir/index.cfm. (Excluding the write off of intangible assets)

Operating Expenses Overview (Excluding restructuring charges and the write off of intangible assets) Information is presented in accordance with Regulation G. Presentation of the most directly comparable GAAP measures is contained in the Appendix hereto. Further information as required by Regulation G is available on Aspect's website at http://www.aspect.com/ir/index.cfm.

Operating Income Overview Information is presented in accordance with Regulation G. Presentation of the most directly comparable GAAP measures is contained in the Appendix hereto. Further information as required by Regulation G is available on Aspect's website at http://www.aspect.com/ir/index.cfm. (Excluding restructuring charges and the write off of intangible assets)

Cash Trends Overview

EBITDA Overview Information is presented in accordance with Regulation G. Presentation of the most directly comparable GAAP measures is contained in the Appendix hereto. Further information as required by Regulation G is available on Aspect's website at http://www.aspect.com/ir/index.cfm.

Key Trends - Q2 2003 vs. Q2 2002 $144m $123m Convert. Debt $223m $147m Cash $73m $43m Accounts Rec. 56.5% 44.7% Gross Margin 63 days 38 days DSO's $9.1m ($10.8m) Op. Income (Excluding restructuring charges and the write off of intangible assets) Information is presented in accordance with Regulation G. Further information as required by Regulation G is available on Aspect's website at http://www.aspect.com/ir/index.cfm.

Convertible Subordinated Debentures First put date is August 11, 2003. Company has announced the payment will be made entirely in cash. The Company can call the notes anytime after August 11, 2003. June 30, 2003 (in millions)

We have "Right Sized" Our Business Model Revenue Gross Margin Operating Expenses Operating Profit (Loss) Q2'03 Goal 100% 100% 57% 61% 47% 41% 10% 20%

Summary

Why Aspect? Strong Contact Center Heritage Committed Customer Base Strong Financial Position New Markets/New Products Complete solution entry into SME End-to-end, full functionality from routing and queuing, self-service and and workforce management

Appendix

Consolidated Statements of Operations (1) Pursuant to GAAP, the Company is required to present earnings per share "as if" all earnings were distributed to Common and Preferred Shareholders. Under this "two class" method, earnings are allocated to Common and Preferred Shareholders in proportion to their respective ownership interests. This calculation would allocate approximately 70% of the current earnings to Common Shareholders and yield $0.06 earnings per share per Common Shareholder, as shown above. However, the Company has not in the past, and does not currently intend to, declare a distribution of earnings. Absent this "as if" apportionment, earnings per Common share would be $0.08. The Company will be filing a 10-Q/A for the first quarter ended March 31, 2003, reflecting this "two class" method. (in thousands)

Consolidated Balance Sheets (in thousands)

Consolidated Statements of Cash Flows (in thousands)

Regulation G Reconciliation of GAAP to non-GAAP Financial Measures (as shown on Slides 17, 18, 19 and 22) Further information as required by Regulation G is available on Aspect's website at http://www.aspect.com/ir/index.cfm. (in millions, except percentages)

Regulation G Reconciliation of GAAP to non-GAAP Financial Measures (as shown on Slide 21) Further information as required by Regulation G is available on Aspect's website at http://www.aspect.com/ir/index.cfm. (in millions)